Exhibit 99.1

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is entered into as of April 3, 2024 (the “Effective Date”) by and between Streeterville Capital, LLC, a Utah limited liability company (“Investor”), and Intrusion, Inc., a Delaware corporation (“Company”).

A. Company previously issued to Investor 9,275 shares of its Series A Preferred Stock (the “Series A Preferred”) in exchange for certain promissory notes previously entered into among the parties that contained redemption rights with respect the Company’s common stock at the election of the Company.

B. Company and Investor desire to exchange (such exchange is referred to as the “Exchange”) 91 shares of Series A Preferred (the “Preferred Shares”) for 32,248 shares of Company’s common stock (the “Exchange Shares”), according to the terms and conditions of this Agreement.

C. The Exchange will consist of Investor surrendering the Preferred Shares in exchange for the Exchange Shares.

D. Other than the surrender of the Preferred Shares, no consideration of any kind whatsoever shall be given by Investor to Company in connection with this Agreement.

E. Investor and Company now desire to exchange the Preferred Shares for the Exchange Shares on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals and Definitions. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Agreement.

2. Issuance of Shares. Pursuant to the terms and conditions of this Agreement, the Exchange Shares will be delivered to Investor on the Effective Date and the Exchange will occur with Investor surrendering the Preferred Shares to Company. Upon the issuance of the Exchange Shares, the Preferred Shares will be cancelled, and all obligations of Company under the Preferred Shares shall be deemed fulfilled. All Exchange Shares will be issued in book entry form.

3. Closing. The closing of the Exchange shall occur on the Effective Date by means of the exchange by express courier and email of .pdf documents but shall be deemed to have occurred at the offices of Hansen Black Anderson Ashcraft PLLC in Lehi, Utah.

4. Holding Period, Tacking and Legal Opinion. Company represents, warrants and agrees that for the purposes of Rule 144 (“Rule 144”) of the Securities Act of 1933, as amended (the “Securities Act”), the holding period of the Exchange Shares will include (i) Investor’s holding period of the Preferred Shares, (ii) a prior Promissory Note #1 from March 10, 2022, and (ii) and a prior Promissory Note #2 from June 29, 2022. Company agrees not to take a position contrary to this Section 4 in any document, statement, setting, or situation. The Exchange Shares are being issued in substitution of and exchange for and not in satisfaction of the Preferred Shares. The Exchange Shares shall not constitute a novation or satisfaction and accord of the Preferred Shares. Company acknowledges and understands that the representations and agreements of Company in this Section 4 are a material inducement to Investor’s decision to consummate the transactions contemplated herein.

5. Company’s Representations, Warranties and Agreements. In order to induce Investor to enter into this Agreement, Company, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows: (a) Company has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action, (b) no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Company hereunder, (c) the issuance of the Exchange Shares is duly authorized by all necessary corporate action and the Exchange Shares are validly issued, fully paid and non-assessable, free and clear of all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description, (d) Company has not received any consideration in any form whatsoever for entering into this Agreement, other than the surrender of the Preferred Shares, and (e) Company has taken no action which would give rise to any claim by any person for a brokerage commission, placement agent or finder’s fee or other similar payment by Company related to this Agreement.

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6. Investor’s Representations, Warranties and Agreements. In order to induce Company to enter into this Agreement, Investor, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows: (a) Investor has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action, (b) no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Investor hereunder, (c) Investor has taken no action which would give rise to any claim by any person for a brokerage commission, placement agent or finder’s fee or other similar payment by Company related to this Agreement, and (d) Investor is not currently an affiliate of the Company and has not been an affiliate of the Company for the prior three months, and (e) Investor, together with its affiliates, does not, and will not following the receipt of the Exchange Shares, beneficially own more than 9.99% of the number of shares of Company’s common stock, par value $0.0001 (the “Common Stock”) outstanding on the Effective Date. For purposes of Section 7(e), beneficial ownership of Common Stock will be determined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended.

7. Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Utah, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Utah or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Utah. The provisions set forth in that certain Note #1 Purchase Agreement dated March 10, 2022 between Company and Investor (the “Purchase Agreement”) will be used to determine the proper venue for any disputes and are incorporated herein by this reference. The parties agree that the Arbitration Provisions (as defined in the Purchase Agreement) shall apply to any dispute that may arise between Company and Investor under this Agreement. COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

8. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9. Attorneys’ Fees. In the event of any arbitration or action at law or in equity to enforce or interpret the terms of this Agreement, the parties agree that the prevailing party will be entitled to an additional award of the full amount of the attorneys’ fees and expenses  paid by such prevailing party in connection with the arbitration, litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses  giving rise to the fees and expenses.  Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading.

10. No Reliance. Company acknowledges and agrees that neither Investor nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Company or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Agreement, in making its decision to enter into the transactions contemplated by this Agreement, Company is not relying on any representation, warranty, covenant or promise of Investor or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Agreement.

11. Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

12. Entire Agreement. This Agreement supersedes all other prior oral or written agreements between Company, Investor, its affiliates and persons acting on its behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Investor nor Company makes any representation, warranty, covenant or undertaking with respect to such matters.

13. Amendments. This Agreement may be amended, modified, or supplemented only by written agreement of the parties. No provision of this Agreement may be waived except in writing signed by the party against whom such waiver is sought to be enforced.

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14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Investor hereunder may be assigned by Investor to a third party, including its financing sources, in whole or in part. Company may not assign this Agreement or any of its obligations herein without the prior written consent of Investor.

15. Conflict Between Documents. This Agreement shall not be effective or binding unless and until it is fully executed and delivered by Investor and Company. If there is any conflict between the terms of this Agreement, on the one hand, and any other document or agreement between the parties, on the other hand, the terms of this Agreement shall prevail.

16. Time of Essence. Time is of the essence with respect to each and every provision of this Agreement.

17. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

COMPANY:

INTRUSION, INC.

By:

       Anthony Scott, CEO

INVESTOR:

STREETERVILLE CAPITAL, LLC

By:

       John M. Fife, President

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